UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): September 7, 2005
                                                       -----------------

                                 ENDOVASC, INC.
          (Exact Name of Small Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

               000-28371                                  76-0512500
        (COMMISSION FILE NUMBER)               (IRS Employer Identification No.)

       550 CLUB DRIVE, SUITE 345
             MONTGOMERY, TX                                 77316
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (Zip Code)

                                 (936) 582-5920
              (Registrant's Telephone Number, Including Area Code)

                 550 CLUB DRIVE, SUITE 435, MONTGOMERY, TX 77316
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_]  Written  communications  pursuant to Rule 425 under the Securities Act

     [_]  Soliciting  material  pursuant to Rule 14a-12 under the Securities Act

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [_] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On September 7, 2005, the Company's board of directors elected Ms. Clarice Motter as its new Chief Financial Officer and elected its current Chief Financial Officer, Dwight Cantrell, as the Company's Chief Operations Officer.

     Clarice Motter has over 20 years experience as an accounting, financial, tax, and administrative professional, serving as Interim CFO and Controller of companies in the biotechnology, construction, manufacturing and service industries. Ms. Motter has served as the Acting Controller and Chief Accounting Officer of Zonagen and LifeCell corporations, both biotech companies, which she helped lead to successful public offerings. Most recently, Ms. Motter has served as Interim CFO and Controller for Allied Industries, Inc., SGB Construction Services, and Teal Construction Company.

The Company has agreed to compensate Ms. Motter semi-monthly based on the amount of time dedicated to the corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


The following documents are filed as an exhibit to this report.

EXHIBIT       DESCRIPTION
16.1*         Endovasc press release dated September 8, 2005


                                ENDOVASC, INC
                                (Registrant)


Date: September , 2005              /s/ Diane Dottavio

                                    By: ------------------------------
                                    (Signature)
                                    Name: Diane Dottavio
                                    Title: President and Chief Executive Officer


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